Exhibit 32.2 Certification of the Chief Financial Officer


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Cytodyn, Inc. (the "Company") for the year ended May 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Corinne Allen, the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                /s/ Corinne Allen
                                                -------------------------
                                                Corinne Allen
                                                Chief Financial Officer



Date: August 9, 2010